Exhibit 10.15(h)

SUPPLEMENT NO. 3 TO SERIES 2006-ONE SUPPLEMENT

TO MASTER INDENTURE

This SUPPLEMENT NO. 3 TO SERIES 2006-ONE SUPPLEMENT TO MASTER INDENTURE, dated as of December 31, 2007 (this “Supplement”), is entered into among COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III, a business trust organized and existing under the laws of the State of Nevada (the “Issuer”), COMPUCREDIT CORPORATION, a Georgia corporation, as Servicer (the “Servicer”), and U.S. Bank National Association, a national banking association, not in its individual capacity, but solely as Indenture Trustee (together with its successors in the trusts thereunder as provided in the Indenture, the “Indenture Trustee”) under the Master Indenture dated as of March 10, 2006 (the “Indenture”) among the Issuer, the Servicer and the Indenture Trustee.

RECITALS

1. The Issuer, the Servicer and the Indenture Trustee are parties to that certain Series 2006-One Supplement dated as of March 10, 2006, as amended by Supplement No. 1 to Series 2006-One Supplement to Master Indenture, dated as of September 29, 2006, as amended by Supplement No. 2 to Series 2006-One Supplement to Master Indenture, dated as of November 2, 2007 (as previously supplemented and as amended, supplemented or otherwise modified from time to time, the “Indenture Supplement”).

2. The parties hereto desire to amend and supplement the Indenture Supplement as hereinafter set forth.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in the Indenture Supplement shall have the same meanings herein as therein.

2. Amendment to Section 2.01 of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting each of the following definitions in its entirety and replacing it with the following:

“Fixed/Floating Allocation Percentage” shall mean, with respect to any day during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is (a) during the Revolving Period, the Series Adjusted Allocation Amount for Series 2006-One as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Note Principal Balance) and (b) during the Redemption Period, the Series Adjusted Allocation Amount for Series 2006-One as of the close of business on the date on which the Revolving Period shall have terminated or been suspended, as the case may be, and the denominator of which is the product of (x) the greater of (A) the sum of (i) the total amount of Principal Receivables as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables as of the Closing Date), (ii) the Special Funding Amount as of such last day (or with respect to the first Monthly Period, the Closing Date) and (iii) the amount of Collections of Principal Receivables on deposit in the Collection Account as of such last day (or with respect to the first Monthly Period, as of the Closing Date) and (B) the sum of the numerators used to determine the series allocation percentages with respect to Collections of Principal Receivables for all Series of Notes Outstanding, and (y) the Series 2006-One Allocation Percentage as of the last day of the immediately preceding Monthly Period; provided, however, that with respect to any Monthly Period in which one or more Reset Dates occurs, the Fixed/Floating Allocation Percentage shall be recalculated as provided above but as of such Reset Date for the period from and including such Reset Date to but excluding the next such Reset Date, if any, or if no other Reset Date occurs during such Monthly Period, to and including the last day of such Monthly Period, as applicable.

“Redemption Period” shall mean, with respect to Series 2006-One, the Controlled Redemption Period or the Early Redemption Period (or both), as the context requires.

“Reset Date” shall mean each of (a) an Addition Date, (b) a date on which a Note Principal Balance Increase occurs, (c) the date of any increase or decrease (other than regularly scheduled redemptions or early redemptions but including any optional redemption or limited redemption in the principal balance of the Notes of any Series) in the note principal balance or allocation amount for another variable funding Series, and (d) any date on which a new Series is issued.

“Revolving Period” shall mean the period beginning at the close of business on the Closing Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the Controlled Redemption Period commences and (b) the close of business on the day immediately preceding the day the Early Redemption Period commences.

“Series Allocation Amount” shall mean, for Series 2006-One, with respect to any date of determination (a) during the Revolving Period, the Note Principal Balance as of such date of determination, and (b) during a Redemption Period, the Note Principal Balance as of the close of business on the last day of the Revolving Period.

“Transferor Percentage” shall mean 100% minus (a) the Floating Allocation Percentage, when used at any time with respect to Defaulted Receivables, (b) the Floating Allocation Percentage, when used during a Monthly Period in the Revolving Period or the Controlled Redemption Period with respect to Collections of Finance Charge Receivables, (c) the Fixed/Floating Allocation Percentage, when used during a Monthly Period in the Early Redemption Period with respect to Collections of Finance Charge Receivables, and (d) the Fixed/Floating Allocation Percentage, when used at any time with respect to Collections of Principal Receivables.

3. Amendment to Section 2.01 of the Indenture Supplement. The Indenture Supplement is hereby amended by deleting each of the following definitions in its entirety: “Facility Limit,” “Limited Redemption Amount,” “Limited Redemption Period,” “Optional Redemption Amount,”“Optional Redemption Date,” and “Optional Redemption Notice.”

4. Amendment to Section 4.01(c)(i)(x) of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.01(c)(i)(x) in its entirety and replacing it with the following:

Allocations During the Revolving Period and the Controlled Redemption Period. During the Revolving Period and the Controlled Redemption Period, the Servicer shall allocate to the Series 2006-One Noteholders and retain in the Collection Account for application as provided herein an amount equal to the product of (A) the Floating Allocation Percentage and (B) the Series 2006-One Allocation Percentage and (C) the aggregate amount of Collections of Finance Charge Receivables deposited in the Collection Account on such Deposit Date; provided, however, that after the date on which an amount of such Collections of Finance Charge Receivables equal to the sum of the amounts specified in subsections 4.05(a)(i) through (ix) have been deposited into the Collection Account and allocated to the Series 2006-One Noteholders (and, with respect to the amount specified in subsection 4.05(a)(viii), deposited into the Spread Account), such amount shall be paid to the Issuer for application pursuant to the Trust Agreement.

5. Amendment to Section 4.01(c)(ii)(w) of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.01(c)(ii)(w) in its entirety.

6. Amendment to Section 4.01(c)(ii)(x) of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.01(c)(ii)(x) in its entirety and replacing it with the following:

(x) Allocations During the Revolving Period. During the Revolving Period (A) an amount equal to the product of (I) the Aggregate Subordination Percentage for the immediately preceding Monthly Period and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2006-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such

Deposit Date, shall be allocated to the Series 2006-One Noteholders and retained in the Collection Account until applied as provided herein; provided, however, that any such amount may be withdrawn from the Collection Account and paid to the Issuer for application pursuant to the Trust Agreement on any Business Day requested by the Issuer, but only if (i) the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and (ii) the Available Spread Account Amount is equal to or greater than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)) and (B) an amount equal to the product of (I) 100% minus the Aggregate Subordination Percentage for the immediately preceding Monthly Period and (II) the Fixed/Floating Allocation Percentage and (III) the Series 2006-One Allocation Percentage and (IV) the aggregate amount of Collections of Principal Receivables deposited in the Collection Account on such Deposit Date shall be first, if on such Deposit Date the Available Spread Account Amount is less than the Required Spread Account Amount (after giving effect to any deposits into the Spread Account on such Deposit Date pursuant to subsection 4.05(a)(viii)), deposited into the Spread Account in the amount of such shortfall, second, if any other Principal Sharing Series is outstanding and in its redemption period or accumulation period, retained in the Collection Account for application, to the extent necessary, as Shared Principal Collections on the related Distribution Date, and third, paid to the Issuer for application pursuant to the Trust Agreement on each Distribution Date; provided, however, that any such amount to be paid to the Issuer shall be paid to the Issuer only if the Transferor Amount on such date is greater than the Required Transferor Amount (after giving effect to all Principal Receivables transferred to the Issuer on such day) and otherwise shall be deposited in the Special Funding Account.

7. Amendment to Section 4.03 of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.03 in its entirety.

8. Amendment to Section 4.05(d) of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.05(d) in its entirety.

9. Amendment to Section 4.10 of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.10 in its entirety and replacing it with the following:

Shared Principal Collections. Subject to Section 4.02 of the Transfer and Servicing Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 2006-One in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Series 2006-One Principal Shortfall for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The “Series 2006-One Principal Shortfall” will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, and (b) for any Distribution Date with respect to the Controlled Redemption Period or the Early Redemption Period, the excess, if any, of the Allocation Amount over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).

10. Amendment to Section 4.12(c) of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 4.12(c) in its entirety and replacing it with the following:

[Reserved].

11. Amendment to Section 7.01 of the Indenture Supplement. The Indenture Supplement is hereby amended and supplemented by deleting Section 7.01(a) in its entirety and replacing it with the following:

(a) On any day occurring on or after the date on which the Note Principal Balance is reduced to 10% or less of the highest Note Principal Balance at any time on or after the Closing Date, the Issuer, at the direction of the Transferor, shall have the option to redeem the Series 2006-One Notes, at a redemption price equal to (i) if such day is a Distribution Date, the Redemption Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Redemption Amount for the Distribution Date first following such day.

12. Effect of Supplement. Except as expressly amended and modified by this Supplement, all provisions of the Indenture Supplement shall remain in full force and effect. After this Supplement becomes effective, all references in the Indenture Supplement to “this Supplement”, “hereof”, “herein” or words of similar effect referring to the Indenture Supplement shall be deemed to be references to the Indenture Supplement as amended by this Supplement. This Supplement shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Indenture other than as expressly set forth herein.

13. Effectiveness. This Supplement shall become effective as of the date hereof upon receipt by the Trustee of counterparts of this Supplement (whether by facsimile or otherwise) executed by each of the other parties hereto and of consent hereto by all the Class A Noteholders.

14. Counterparts. This Supplement may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

15. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

16. Section Headings. The various headings of this Supplement are inserted for convenience only and shall not affect the meaning or interpretation of this Supplement or the Indenture Supplement or any provision hereof or thereof.

17. Representations and Warranties. The Issuer represents and warrants that (i) all of its representations and warranties set forth in the Indenture Supplement are true and accurate in all material respects as though made on and as of the date hereof (except representations and warranties which relate to a specific date, which were true and correct as of such date) and (ii) no Early Redemption Event, and no Termination Event under the Class A Note Purchase Agreement, has occurred and is continuing.

18. No Recourse. It is expressly understood and agreed by the parties hereto that (a) this Supplement is executed and delivered by Wilmington Trust, FSB, not individually or personally but solely as trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust, FSB but is made and intended for the purpose of binding only the Issuer and (c) under no circumstances shall Wilmington Trust, FSB be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Supplement or any other document to which the Issuer is a party.

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IN WITNESS WHEREOF, the parties have executed this Supplement as of the date first written above.

COMPUCREDIT CREDIT CARD MASTER NOTE BUSINESS TRUST III, Issuer

By:	WILMINGTON TRUST FSB not in its individual capacity, but solely as Owner Trustee

By:	/s/ John M. Beeson, Jr.
Name:	John M. Beeson, Jr.
Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION, Indenture Trustee

By:	/s/ Tamara Schultz-Fugh
Name:	Tamara Schultz-Fugh
Title:	Vice President

COMPUCREDIT CORPORATION, Servicer

By:	/s/ William McCamey
Name:	William McCamey
Title:	Treasurer